AMENDMENT NO. 1
TO DEBENTURE PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO DEBENTURE PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of November __, 2012, by and among MULTIBAND NE INCORPORATED, a Delaware corporation, f/k/a DirecTECH Delaware Inc. (“NE”), MULTIBAND SC INCORPORATED, a Louisiana corporation, f/k/a DirecTECH Southwest Incorporated (“SC”), MULTIBAND EC INCORPORATED, a Kentucky corporation, f/k/a JBM Inc. (“EC”), MULTIBAND NC INCORPORATED, a Michigan corporation, f/k/a Michigan Microtech Incorporated (“NC”), and MULTIBAND DV INCORPORATED, a Delaware corporation, f/k/a DirecTECH Development Corp. (“DV” and together with NE, SC, EC and NC, the “Borrowers” and each individually, a “Borrower”)and Convergent Capital Partners II, L.P., a Delaware limited partnership (the “Purchaser”). This Amendment amends that certain Debenture Purchase Agreement dated as of May 27, 2009, by and among the Borrowers and the Purchaser (as the same may be amended, restated, or otherwise modified from time to time, the “Debenture Purchase Agreement”).

RECITALS:

A.          Pursuant to the Debenture Purchase Agreement, the Borrowers issued to the Purchaser that certain Secured Debenture dated as of May 27, 2009 in the original principal amount of $5,000,000 (the “Secured Debenture”).

B.         Pursuant to the terms of the Secure Debenture and Section 2.1 of the Debenture Purchase Agreement, the entire unpaid principal balance of the Secured Debenture, together with any accrued but unpaid interest, shall be due and payable on the “Termination Date”, which is defined in the Debenture Purchase Agreement as December 27, 2012, unless earlier accelerated or paid in full.

C.         The Borrowers have requested that the Debenture Purchase Agreement be amended to change the date contained in the definition of “Termination Date” from December 27, 2012 to December 27, 2013.

F.          Purchaser is willing accommodate the Borrowers’ request subject to the terms and conditions of this Amendment.

AGREEMENT:

1.         Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings attributed to them in the Debenture Purchase Agreement.

2.         Amendment to Debenture Purchase Agreement. The Borrowers and the Purchaser agree that the definition of “Termination Date” contained in Section 11.1 of the Debenture Purchase Agreement shall be amended in its entirety to read as follows:

“Termination Date” means the earliest to occur of (a) December 27, 2013, (b) the date on which the Secured Debenture is accelerated pursuant to Section 9.2, or (c) the date on which the Obligations are paid in full.

3.         Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

            (a)         Fully Executed Amendment. Receipt by Purchaser of a fully executed copy of this Amendment.

            (b)         Costs and Expenses. Receipt by Purchaser of all costs and expenses incurred by the Purchaser in connection with this Amendment as required by Section 12.1 of the Debenture Purchase Agreement.

            (c)         Representations and Warranties True. The representations and warranties of the Borrowers set forth in the Debenture Purchase Agreement are true and correct in all material respects as of the date hereof.

            (d)         Compliance with Agreement. The Borrowers have performed and complied with all agreements and conditions required by this Amendment to be performed and complied with by them prior to or as of the date hereof.

            (e)         No Default. As of the date hereof, no condition or event exists or has occurred which would constitute a Default or Event of Default or which, after notice or lapse of time or both, would constitute a Default or Event of Default; and

            (f)         Other Documentation. Purchaser shall have received such other documentation as Purchaser deems reasonably necessary to accomplish the purposes intended under this Amendment.

4.         Expenses. The Borrowers shall, jointly and severally, pay, or reimburse the Purchaser for paying, all costs and expenses incurred in connection with this Amendment and the documents delivered hereunder, including without limitation expenses for due diligence, filing fees, accounting fees, other professional fees and the reasonable attorneys fees and costs advanced of the Purchaser’s legal counsel in connection with the preparation and execution of this Amendment and the documents referred to herein.

5.         References. All references in the Debenture Purchase Agreement to “this Agreement” shall be deemed to refer to the Debenture Purchase Agreement as amended hereby; and any and all references in the other Loan Documents to the Debenture Purchase Agreement shall be deemed to refer to the Debenture Purchase Agreement as amended hereby.

6.         Representations and Warranties. The Borrowers, jointly and severally, hereby represent and warrant to the Purchaser as follows:

(a)         Recitals. The Recitals in this Amendment are true and correct in all respects.

(b)         Incorporation of Representations. All representations and warranties of the Borrowers in the Debenture Purchase Agreement are incorporated herein in full by this reference and are true and correct as of the date hereof.

(c)         Corporate Power; Authorization. Each Borrower has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Amendment and to perform its obligations hereunder. This Amendment has been duly executed and delivered by the Borrowers.

(d)         Enforceability. This Amendment is the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting the rights of creditors and (ii) applicable laws and regulations and principles of equity which may restrict the enforcement of certain remedies or the availability of certain equitable remedies.

(e)         No Violation. The execution, delivery and performance of this Amendment by the Borrowers does not and will not (i) violate any law, rule, regulation or court order to which any Borrower is subject; (ii) conflict with or result in a breach of any Borrower’s organizational documents or any agreement or instrument to which any Borrower is party or by which any Borrower or its properties is bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of any Borrower, whether now owned or hereafter acquired, other than liens in favor of the Purchaser.

(f)         Liabilities Absolute. The obligation of the Borrowers to repay the Obligations, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.

(g)         No Defaults. Each Borrower is in compliance with all applicable terms and provisions of the Loan Documents to be observed and performed by it and there are no existing Defaults or Events of Default, or conditions or occurrences which with the giving of notice or passage of time or both would constitute a Default or an Event of Default under the Loan Documents.

7.         Effect and Construction of Amendment. Except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Amendment shall not be construed to:

         (a)         impair the validity, perfection or priority of any lien or security interest securing the Obligations; or

         (b)         waive or impair any rights, powers or remedies of the Purchaser under the Loan Documents.

In the event of any inconsistency between the terms of this Amendment and the Debenture Purchase Agreement or any of the Loan Documents, this Amendment shall govern. Each Borrower acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Amendment. This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.

8.         Release of Claims. In consideration of the Purchaser executing this Amendment and the accommodations granted herein, among other things, each Borrower hereby releases the Purchaser and its employees, officers, directors, attorneys, and agents from any and all claims, demands, causes of action, known or unknown, arising out of or related to the Debenture Purchase Agreement, the other Loan Documents, or the transactions connected therewith. Each Borrower hereby represents and warrants that no such claims, demands or causes of action are now known or suspected to exist.

9.         Miscellaneous.

           (a)         The Borrowers agree to execute such other and further documents and instruments as the Purchaser may reasonably request to implement the provisions of this Amendment and to perfect and protect the liens and security interests created by the Debenture Purchase Agreement.

           (b)         This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Amendment.

           (c)         The provisions of this Amendment are intended to be severable. If any provisions of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

           (d)         This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

           (e)         This Amendment shall be governed by and construed in accordance with the internal laws of the State of Minnesota.

           (f)         Any notices with respect to this Amendment shall be given in the manner provided for in the Debenture Purchase Agreement.

           (g)         All of the terms of the Loan Documents are incorporated in and made part of this Amendment by reference.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parities hereto have caused this Amendment No. 1 to Debenture Purchase Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE BORROWERS:		THE PURCHASER:

MULTIBAND NE INCORPORATED		CONVERGENT CAPITAL
a Delaware corporation		PARTNERS II, L.P.
		By:	Convergent Capital II, LLC
		Its:	General Partner
By:	/s/ James Mandel
Its:	CEO
		By:	/s/ Keith S. Bares
MULTIBAND SC INCORPORATED		Its:	Manager
a Louisiana corporation

By:	/s/ James Mandel
Its:	CEO

MULTIBAND EC INCORPORATED
a Kentucky corporation

By:	/s/ James Mandel
Its:	CEO

MULTIBAND NC INCORPORATED
a Michigan corporation

By:	/s/ James Mandel
Its:	CEO

MULTIBAND DV INCORPORATED
a Delaware corporation

By:	/s/ James Mandel
Its:	CEO

[Signature page to Amendment No. 1 to Debenture Purchase Agreement]